UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2008

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

601 Jefferson Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 5, 2008, KBR, Inc. announced that Cedric Burgher left his employment as KBR’s Senior Vice President and Chief Financial Officer and that Charles Schneider, Vice President and Treasurer of KBR, has assumed the responsibilities of chief financial officer on an interim basis. Mr. Schneider has been KBR’s Vice President and Treasurer since August 2006. Prior to joining KBR, Mr. Schneider was Vice President, Finance and Treasurer of CEP Operating Company LLC (a subsidiary of Complete Energy Holdings LLC) beginning in 2005 and Managing Director, Asset Marketing for Enron North America Corp. from 2002-2005. The press release announcing these changes is attached hereto as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 5, 2008, entitled “KBR Announces Executive Leadership Changes.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2008	KBR, INC. By: /s/ Jeffrey B. King Name: Jeffrey B. King Title: Vice President, Public Law